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                                                                   EXHIBIT 10.43

           FIRST AMENDMENT TO THE CONTRIBUTION AND EXCHANGE AGREEMENT


     FIRST AMENDMENT (the "Amendment"), dated as of August 1, 1997, by and among Liberty Media Corporation, Liberty IFE, Inc. and Fox Kids Worldwide, Inc.

                                    RECITALS

     WHEREAS, the parties hereto are parties to that certain Contribution and Exchange Agreement, dated as of June 11, 1997 (the "Agreement"); and
     WHEREAS, the parties hereto desire to make certain amendments to the Agreement as hereinafter described;
     NOW, THEREFORE, for good and valuable consideration, receipt whereof is hereby acknowledged, the parties hereto agree as follows:
     1. All capitalized terms used herein which are defined in the Agreement and not otherwise defined herein shall have the meanings set forth in the Agreement.
     2.   The Agreement is hereby amended by revising Exhibit E (NPAL
Certificate of Amendment) in its entirety to read as set forth in Exhibit E attached hereto.
     3. The Agreement is hereby amended by revising Exhibit F (Fox Kids Certificate of Designations) in its entirety to read as set forth in Exhibit F attached hereto.
     4. Except as hereby amended, the Agreement shall be and continue in full force and effect and is in all other respects ratified and confirmed.
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     5.   This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of law.

     6. This Amendment may be executed by the parties hereto in separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first set forth above.
                                    LIBERTY MEDIA CORPORATION


                                    By:  /s/ David Koff
                                       ------------------------
                                       Name: David Koff
                                       Title: Vice President


                                    LIBERTY IFE, INC.


                                    By:  /s/ David Koff
                                       -------------------------
                                       Name: David Koff
                                       Title: Vice President


                                    FOX KIDS WORLDWIDE, INC.


                                    By: /s/ Jay Itzkowitz
                                       --------------------------
                                       Name:
                                       Title: